UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 21, 2024

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	TELL	NYSE American LLC

8.25% Senior Notes due 2028	TELZ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On July 21, 2024, Tellurian Inc. (“Tellurian” or the “Company”) issued a press release announcing the execution of an Agreement and Plan of Merger with Woodside Energy Holdings (NA) LLC, a Delaware limited liability company (“Parent”), and Woodside Energy (Transitory) Inc., a Delaware corporation (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation of the Merger and a wholly-owned subsidiary of Parent. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of July 21, 2024

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document (included as Exhibit 101)

Additional Information and Where to Find It

Tellurian, the members of Tellurian’s board of directors and certain of Tellurian’s executive officers are participants in the solicitation of proxies from stockholders in connection with the Merger. Tellurian plans to file a proxy statement (the “Transaction Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies to approve the Merger. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Transaction Proxy Statement and other relevant documents to be filed with the SEC in connection with the Merger. Additional information about such participants is available in Tellurian’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders (the “2024 Proxy Statement”), which was filed with the SEC on April 25, 2024, under “Proposal 1—Election of Directors to the Company’s Board—Background Information About the Nominees and Other Directors,” “Proposal 1—Election of Directors to the Company’s Board—Executive Officers,” “Compensation Discussion and Analysis” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent that holdings of Tellurian’s securities have changed since the amounts printed in the 2024 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding Tellurian’s transactions with related persons is set forth under the caption “Certain Relationships and Related Party Transactions” in the 2024 Proxy Statement.

Promptly after filing the definitive Transaction Proxy Statement with the SEC, Tellurian will mail the definitive Transaction Proxy Statement to each stockholder entitled to vote at the special meeting to consider the adoption of the Agreement and Plan of Merger, dated as of July 21, 2024, by and among Woodside Energy Holdings (NA) LLC, Tellurian, and Woodside Energy (Transitory) Inc. (the “Merger Agreement”). STOCKHOLDERS ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TELLURIAN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Tellurian with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). Copies of Tellurian’s definitive Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Tellurian with the SEC in connection with the Merger will also be available, free of charge, at Tellurian’s investor relations website (https://tellurianinc.com).

CAUTIONARY INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of U.S. federal securities laws. The words “anticipate,” “assume,” “believe,” “budget,” “estimate,” “expect,” “forecast,” “initial,” “intend,” “may,” “plan,” “potential,” “project,” “proposed,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements herein relate to, among other things, the pending Merger, the expected timing of the closing of the Merger and other statements that concern Tellurian’s expectations, intentions or strategies regarding the future. There can be no assurance that the Merger will in fact be consummated. Known and unknown risks and uncertainties could cause actual results to differ materially from those indicated in the forward-looking statements, including, but not limited to: (i) the risk that the Merger may not be completed on the anticipated timeline or at all; (ii) the failure to satisfy any of the conditions to the consummation of the Merger, including the risk that required approvals from Tellurian’s stockholders for the Merger or required regulatory approvals to consummate the Merger are not obtained, on a timely basis or at all; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring Tellurian to pay a termination fee; (iv) the effect of the announcement or pendency of the Merger on Tellurian’s business relationships, operating results and business generally; (v) risks that the Merger disrupts Tellurian’s current plans and operations; (vi) Tellurian’s ability to retain and hire key personnel and maintain relationships with key business partners, customers and others with whom it does business; (vii) the diversion of management’s or employees’ attention during the pendency of the Merger from Tellurian’s ongoing business operations and other opportunities; (viii) the amount of costs, fees, charges or expenses resulting from the Merger; (ix) potential litigation relating to the Merger; (x) the risk that the price of Tellurian’s common stock may fluctuate during the pendency of the Merger and may decline significantly if the Merger is not completed; and (xi) other risks described in Tellurian’s filings with the SEC, including in Item 1A of Part I of the Annual Report on Form 10-K of Tellurian for the fiscal year ended December 31, 2023, filed by Tellurian with the SEC on February 23, 2024, and other Tellurian filings with the SEC, all of which are incorporated by reference herein. The forward-looking statements in this communication speak as of the date hereof. Although Tellurian may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so except as required by securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

Date: July 22, 2024	By:	/s/ Simon G. Oxley
	Name:	Simon G. Oxley
	Title:	Executive Vice President and Chief Financial Officer

Exhibit 99.1

Tellurian to be Acquired by Woodside for Approximately $900 Million

•	All-cash transaction provides substantial and certain value to Tellurian shareholders

•	Offer reflects new leadership’s progress executing the company’s refreshed strategy

Houston – July 21, 2024 – Tellurian Inc. (“Tellurian”) (NYSE American: TELL) today announced that it has entered into a definitive agreement with subsidiaries of Woodside Energy Group Ltd (“Woodside”) (ASX: WDS) pursuant to which Woodside will acquire all the outstanding shares of Tellurian for $1.00 per share in an all-cash transaction.

“This transaction provides substantial and certain value for our shareholders. Following our strategic repositioning in December, our new leadership has strengthened Tellurian’s position and advanced Driftwood LNG. Woodside’s offer reflects this progress, providing a significant premium to our share price,” said Martin Houston, Executive Chairman, Tellurian Board of Directors. “After careful consideration of Tellurian’s opportunities and challenges, the Board and senior management weighed an immediate and significant cash return against the risks and costs associated with the timeline to FID and determined that this offer is in our shareholders’ best interest. Woodside is a highly credible operator, with better access to financial resources and a greater ability to manage offtake risk, and I am confident it is the right developer to take Driftwood forward.”

The acquisition price represents a 75% premium to Tellurian’s closing price on July 19, 2024, and a 48% premium to Tellurian’s 30-day volume weighted average price, which reflect Driftwood LNG’s premier site, fully permitted status, advanced stage of pre-FID development and strong relationships with Bechtel, Baker Hughes, and Chart. The implied total enterprise value of the transaction, including net debt, is approximately $1.2 billion. The transaction, which was unanimously approved by both boards of directors, is expected to close in Q4 2024, subject to customary closing conditions, including approval from Tellurian shareholders and the receipt of regulatory approvals.

In conjunction with today’s announcement, Tellurian has issued a letter to shareholders, which can be accessed at https://ir.tellurianinc.com/financials-filings-and-presentations/presentations.

Lazard is serving as financial advisor and Akin Gump Strauss Hauer & Feld LLP is serving as legal counsel to Tellurian.

###

About Tellurian Inc.

Tellurian aims to generate shareholder value by establishing a competitive LNG enterprise, effectively supplying natural gas to customers worldwide. Headquartered in Houston, Texas, Tellurian is actively developing Driftwood LNG, an approximately 27.6 mtpa LNG export facility and associated pipeline network. Tellurian is publicly traded on the NYSE American under the symbol “TELL”. For more information, please visit www.tellurianinc.com.

About Woodside

Woodside led the development of the LNG industry in Australia. With a focused portfolio, Woodside is recognised for its world-class capabilities as an integrated upstream supplier of energy. Woodside’s proven track record and distinctive capabilities are underpinned by 70 years of experience. For more information, please visit https://www.woodside.com/.

Contacts:

Media: Jason French Executive Director, Corporate Communications Phone +1.832.320.9247 jason.french@tellurianinc.com

Investors:

Matt Phillips

Vice President, Investor Relations

Phone +1.832.320.9331

matthew.phillips@tellurianinc.com

Johan Yokay

Director, Investor Relations

Phone+1.832.320.9327

johan.yokay@tellurianinc.com

Additional Information and Where to Find It

Tellurian Inc. (“Tellurian”), the members of Tellurian’s board of directors and certain of Tellurian’s executive officers are participants in the solicitation of proxies from stockholders in connection with the transaction described in this communication (the “Merger”). Tellurian plans to file a proxy statement (the “Transaction Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies to approve the Merger. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Transaction Proxy Statement and other relevant documents to be filed with the SEC in connection with the Merger. Additional information about such participants is available in Tellurian’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders (the “2024 Proxy Statement”), which was filed with the SEC on April 25, 2024, under “Proposal 1—Election of Directors to the Company’s Board—Background Information About the Nominees and Other Directors,” “Proposal 1—Election of Directors to the Company’s Board—Executive Officers,” “Compensation Discussion and Analysis” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent that holdings of Tellurian’s securities have changed since the amounts printed in the 2024 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding Tellurian’s transactions with related persons is set forth under the caption “Certain Relationships and Related Party Transactions” in the 2024 Proxy Statement.

Promptly after filing the definitive Transaction Proxy Statement with the SEC, Tellurian will mail the definitive Transaction Proxy Statement to each stockholder entitled to vote at the special meeting to consider the adoption of the Agreement and Plan of Merger, dated as of July 21, 2024, by and among Woodside Energy Holdings (NA) LLC, Tellurian, and Woodside Energy (Transitory) Inc. (the “Merger Agreement”). STOCKHOLDERS ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TELLURIAN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Tellurian with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). Copies of Tellurian’s definitive Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Tellurian with the SEC in connection with the Merger will also be available, free of charge, at Tellurian’s investor relations website (https://tellurianinc.com).

CAUTIONARY INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of U.S. federal securities laws. The words “anticipate,” “assume,” “believe,” “budget,” “estimate,” “expect,” “forecast,” “initial,” “intend,” “may,” “plan,” “potential,” “project,” “proposed,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements herein relate to, among other things, the pending Merger, the expected timing of the closing of the Merger and other statements that concern Tellurian’s expectations, intentions or strategies regarding the future. There can be no assurance that the Merger will in fact be consummated. Known and unknown risks and uncertainties could cause actual results to differ materially from those indicated in the forward-looking statements, including, but not limited to: (i) the risk that the Merger may not be completed on the anticipated timeline or at all; (ii) the failure to satisfy any of the conditions to the consummation of the Merger, including the risk that required approvals from Tellurian’s stockholders for the Merger or required regulatory approvals to consummate the Merger are not obtained, on a timely basis or at all; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring Tellurian to pay a termination fee; (iv) the effect of the announcement or pendency of the Merger on Tellurian’s business relationships, operating results and business generally; (v) risks that the Merger disrupts Tellurian’s current plans and operations; (vi) Tellurian’s ability to retain and hire key personnel and maintain relationships with key business partners, customers and others with whom it does business; (vii) the diversion of management’s or employees’ attention during the pendency of the Merger from Tellurian’s ongoing business operations and other opportunities; (viii) the amount of costs, fees, charges or expenses resulting from the Merger; (ix) potential litigation relating to the Merger; (x) the risk that the price of Tellurian’s common stock may fluctuate during the pendency of the Merger and may decline significantly if the Merger is not completed; and (xi) other risks described in Tellurian’s filings with the SEC, including in Item 1A of Part I of the Annual Report on Form 10-K of Tellurian for the fiscal year ended December 31, 2023, filed by Tellurian with the SEC on February 23, 2024, and other Tellurian filings with the SEC, all of which are incorporated by reference herein. The forward-looking statements in this communication speak as of the date hereof. Although Tellurian may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so except as required by securities laws.